WASHINGTON FEDERAL, INC. 2020 INCENTIVE PLAN ARTICLE I ESTABLISHMENT OF THE PLAN Washington Federal, Inc. (the “Corporation”) hereby establishes this 2020 Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated. Upon the adoption and effective date of the Plan, the Washington Federal, Inc. 2011 Incentive Plan shall be terminated and no further awards shall be made under the 2011 Incentive Plan. ARTICLE II PURPOSE OF THE PLAN The purpose of the Plan is to improve the growth and profitability of the Corporation and its Affiliates by attracting and retaining qualified Eligible Persons, providing them with the opportunity to acquire a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Affiliates, and rewarding them for outstanding performance and the attainment of targeted goals. ARTICLE III DEFINITIONS 3.01 “Affiliate” means a corporation, partnership, business trust, limited liability company, or other form of business organization at least a majority of the total combined voting power of all classes of stock or other equity interests of which is owned by the Corporation, either directly or indirectly, and any other entity, designated by the Committee, in which the Corporation has a significant interest. 3.02 “Award” means a grant of an Option, Restricted Shares, a Performance Award, or an Other Stock-Based Award granted pursuant to the terms of this Plan. 3.03 “Award Agreement” means the agreement or other document (including Board or Committee resolutions) evidencing the grant of an Award hereunder that shall be in such form as the Committee may specify. The Committee in its discretion may, but need not, require a Participant to sign an Award Agreement. 3.04 “Board” means the Board of Directors of the Corporation. 3.05 “Cause” has the meaning set forth in Section 4.03 of the Plan. 3.06 “Change in Control” has the meaning set forth in Section 8.03 of the Plan. Approved January 22, 2020 Page 1

3.07 “Code” means the Internal Revenue Code of 1986, as amended from time to time or any successor statute thereto, together with any rules and regulations promulgated thereunder or with respect thereto. 3.08 “Committee” means the Compensation Committee of the Board of Directors appointed by the Board pursuant to Article IV hereof, none of whom shall be an Employee of the Corporation or an Affiliate, and each of whom shall be a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, “Committee” means the Board for purposes of granting Awards to members of the Board who are not Employees and administering the Plan with respect to those Awards, unless the Board determines otherwise. 3.09 “Common Stock” means shares of the common stock, $1.00 par value per share, of the Corporation. 3.10 “Disability” means, except to the extent otherwise provided in an Award Agreement, any physical or mental impairment which qualifies a Participant for disability benefits under the applicable long-term disability plan maintained by the Corporation or an Affiliate, or, if no such plan applies, which would qualify such Participant for disability benefits under the long-term disability plan maintained by the Corporation if such Participant were covered by that plan. 3.11 “Effective Date” means the date of stockholder approval of the Plan. 3.12 “Eligible Person” means any person who is (a) an Employee, (b) a member of the Board or the board of directors of an Affiliate, or (c) a consultant, or independent contractor to the Corporation or an Affiliate. 3.13 “Employee” means any person who is employed by the Corporation or an Affiliate (as determined by the Committee in its discretion). 3.14 “Exchange Act” means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules and regulations promulgated thereunder or with respect thereto. 3.15 “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted (or other applicable date). For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price on the date in question of a share of Common Stock on the principal United States securities exchange registered under the Exchange Act on which such stock is listed, or, if such stock is not listed on any such exchange, but is traded on an automated dealer quotation system, the closing sale price with respect to a share of such stock on the date in question on the automated dealer quotation system. 3.16 “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be (and specifically designates as) an incentive stock option within the meaning of Section 422 of the Code. Approved January 22, 2020 Page 2

3.17 “Nonqualified Option” means any Option granted under this Plan which is not an Incentive Stock Option. 3.18 “Option” means a right granted under Article VIII of the Plan to purchase Common Stock. 3.19 “Other Stock-Based Award” means an Award granted pursuant to Section 10.03 of the Plan. 3.20 “Participant” means any Eligible Person who is selected from time-to-time to receive an Award under the Plan. 3.21 “Performance Award” means a performance award granted pursuant to Section 10.02 of the Plan. 3.22 “Performance Goals” means performance goals that the Committee establishes, which may be based on satisfactory internal or external audits, achievement of balance sheet or income statement objectives, cash flow, customer satisfaction metrics, dividend payments, earnings (including before or after taxes, interest, depreciation, and amortization), earnings growth, earnings per share; economic value added, expenses, improvement of financial ratings, internal rate of return, market share, net asset value, net income, net operating gross margin, net operating profit after taxes, net sales growth, operating income, operating margin, pro forma income, regulatory compliance, return measures (including return on assets, designated assets, capital, capital employed, equity, or stockholder equity, and return versus the Corporation’s cost of capital), revenues, sales, stock price (including growth measures and total stockholder return), comparison to stock market indices, implementation or completion of one or more projects or transactions (including mergers, acquisitions, dispositions, and restructurings), working capital, or any other objective goals that the Committee establishes. Performance Goals may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Performance Goals may be particular to an Eligible Person or the department, branch, Affiliate, or division in which the Eligible Person works, or may be based on the performance of the Corporation, one or more Affiliates, or the Corporation and one or more Affiliates, and may cover such period as the Committee may specify. 3.23 “Restricted Shares” means restricted shares of Common Stock granted pursuant to Article IX of the Plan. 3.24 “Section 422 Employee” means an Employee who is employed by the Corporation or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Corporation, including a “parent corporation” or “subsidiary corporation” that becomes such after adoption of the Plan. 3.25 “Service” means, if the Participant is (a) an Employee (as determined by the Committee in its discretion), the Participant’s service as an Employee of the Corporation and/or any of its Affiliates, (b) a member of the Board or the board of directors of an Affiliate but not an Employee (as determined by the Committee in its discretion), the Participant’s service as a member of such Board or board of directors, or (c) a consultant or independent contractor to the Corporation or any of its Affiliates (as determined by the Committee in its discretion) and is not Approved January 22, 2020 Page 3 described in the preceding clause (b), the Participant’s service as a consultant or independent contractor to the Corporation and/or any of its Affiliates. Except as otherwise provided in an Award Agreement, a Participant’s Service shall not be treated as having terminated if the capacity in which the Participant provides Service, as described in the preceding sentence, changes, provided that the Participant’s Service is continuous notwithstanding such change. 3.26 “Share” means a share of Common Stock. 3.27 “Ten-Percent Stockholder” means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or a “parent corporation” or “subsidiary corporation” (each as defined in Sections 424(e) and (f) of the Code) with respect to the Corporation. ARTICLE IV ADMINISTRATION OF THE PLAN 4.01 Duties of the Committee. The Plan and Awards shall be administered and interpreted by the Committee as appointed from time to time by the Board pursuant to Section 4.02 of the Plan. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted under it shall be final and binding. The Committee shall act by vote or written consent of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per fiscal year. The Committee may designate persons other than members of the Committee to carry out the day-to- day ministerial administration of the Plan under such conditions and limitations as it may prescribe. In addition, the Board may delegate authority under the Plan to one or more senior executive officers of the Company with respect to a fixed number of Awards to be granted to Eligible Persons under the limits specifically prescribed by the Board; provided, however, that no officer shall be authorized to grant Awards to any “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any “officer” of the Company (as defined by Rule 16a-1(f) under the Exchange Act). 4.02 Role of the Board. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee. 4.03 Revocation for Misconduct. The Board may by resolution immediately revoke, rescind and terminate any Award or portion thereof, to the extent not yet vested, previously granted or awarded under this Plan to a Participant if the Corporation or an Affiliate finds Cause to do so, which, for purposes hereof, shall mean a finding of or a termination for personal Approved January 22, 2020 Page 4 dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. 4.04 Limitation on Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the member in connection with such action, suit or proceeding if the member acted in good faith and in a manner the member reasonably believed to be in the best interests of the Corporation and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. Nothing herein is intended to limit the rights of indemnification the Board or Committee members may have pursuant to the Corporation’s by-laws or Articles of Incorporation. 4.05 Compliance with Law and Regulations. The Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option or may be exercised and no Shares shall be issued pursuant to the terms of an Award if the exercise or issuance of such Shares would be contrary to applicable laws and regulations. 4.06 Restriction on Transfer. The Corporation may place a legend upon any certificate representing Shares purchased or received pursuant to an Award granted hereunder noting that the transfer of such Shares may be restricted by applicable laws and regulations. 4.07 Minimum Vesting Period for Certain Awards. Restricted Stock Awards, Performance Awards (to the extent payable in Shares), and Other Stock-Based Awards granted to Employees shall have a vesting period of not less than (a) three (3) years from date of grant (provided that pro rata vesting over such period shall be permitted) if vesting is subject only to continued service with the Company or a Subsidiary and (b) one (1) year from date of grant if vesting is subject to the achievement of one or more performance objectives, subject in each case to accelerated vesting in the event of the death, Disability or retirement of the Participant or a Change in Control to the extent provided in the terms of the Award or the Plan. The restrictions set forth in the preceding sentence shall not apply to Restricted Stock Awards, Performance Awards (to the extent payable in Shares), and Other Stock-Based Awards granted to Employees covering up to 10% of the number of Shares available for the grant of Awards under Article VI of the Plan on the Effective Date. Approved January 22, 2020 Page 5

ARTICLE V ELIGIBILITY Awards may be granted only to Eligible Persons. The designation of a person as an Eligible Person shall be left to the discretion of the Committee. Incentive Stock Options may be granted only to Eligible Persons who are Employees. ARTICLE VI COMMON STOCK COVERED BY THE PLAN 6.01 Award Shares; Option Shares. The aggregate number of Shares for which Awards or Incentive Stock Options may be granted under the Plan, subject to adjustment as provided in Article XI shall be 3,200,000. None of such Shares shall be the subject of more than one Award at any time. If any Awards expire unexercised or are forfeited, surrendered, canceled, terminated or settled in cash or other consideration in lieu of Common Stock, the Shares which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards. 6.02 Annual Limit. Subject to adjustment as provided in Article XI, the maximum number of Shares with respect to which an Employee may be granted Awards under the Plan (whether settled in Shares or the cash equivalent thereof) during any calendar year is 250,000. 6.03 Source of Shares. The Shares issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation from shareholders in public or private transactions for use under the Plan. ARTICLE VII DETERMINATION OF AWARDS, NUMBER OF SHARES, ETC. The Committee shall, in its discretion, but subject to the terms of the Plan, determine from time to time which Eligible Persons will be granted Awards under the Plan and the terms (which need not be identical) of all Awards, including without limitation, time or time at which Awards are granted, the number of Shares subject to each Award, whether each Option will be an Incentive Stock Option or a Nonqualified Option, the exercise price of such Option, any Performance Goals applicable to Awards, any provisions relating to vesting, and the periods during which Options may be exercised and Restricted Shares shall be subject to restrictions. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each respective Eligible Person, his or her present and potential contributions to the growth and success of the Corporation, his or her salary or other compensation, and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan. Approved January 22, 2020 Page 6

ARTICLE VIII OPTIONS 8.01 Option Award Agreement. Each Option shall be evidenced by an Award Agreement which shall set forth the total number of Shares to which the Option pertains, the exercise price, whether it is a Nonqualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of the Plan. 8.02 Option Exercise Price. (a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(a) below. (b) Nonqualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Nonqualified Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Nonqualified Option is granted. 8.03 Vesting and Exercise of Options. (a) General Rules. Incentive Stock Options and Nonqualified Options shall become vested and exercisable at the rate and to the extent specified in the Award Agreement. Notwithstanding the foregoing, no vesting shall occur on or after a Participant’s Service is terminated for any reason other than the Participant’s death or Disability, except to the extent provided in Section 8.03(b) or the applicable Award Agreement. In determining the number of Shares with respect to which Options are vested and/or exercisable, fractional Shares will be rounded down to the nearest whole number. (b) Accelerated Vesting Upon Death or Disability. Unless specifically stated otherwise in an Award Agreement, all Options held by a Participant shall become vested and exercisable in full on the date the Participant’s Service terminates because of his or her death or Disability. (c) Accelerated Vesting for Changes in Control. Notwithstanding the general rule described in Section 8.03(a), upon the occurrence of a Change in Control all then outstanding Options held by Participants who have not previously incurred a termination of Service shall become immediately vested and exercisable. A “Change in Control” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if: (i) any “person” (within the meaning of Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d)(3) and 14(d) thereof), other than the Corporation and employee benefit plans of the Corporation and Approved January 22, 2020 Page 7

its Affiliates, is or becomes the “beneficial owner” (as defined in Rule 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 30% or more of the combined voting power of the Corporation’s then outstanding securities (“Voting Power”), (ii) the Corporation consummates a merger, consolidation, share exchange, division or other reorganization or transaction of the Corporation (a “Fundamental Transaction”) with any other corporation, other than a Fundamental Transaction that results in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least sixty percent (60%) of the combined Voting Power immediately after such Fundamental Transaction of (A) the Corporation’s outstanding securities, (B) the surviving entity’s outstanding securities, or (C) in the case of a division, the outstanding securities of each entity resulting from the division; or (iii) a majority of members of the Corporation's Board is replaced during any 12- month period by directors whose appointment or election is not endorsed by a majority of the members of the Corporation's Board before the date of the appointment or election. 8.04 Duration of Options. (a) General Rule. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant (or such shorter period as may be specified in the Award Agreement), or (ii) three (3) months after termination of the Participant’s Service, unless the Committee in its discretion decides to extend such period of exercise upon termination of Service from three (3) months to a period not exceeding five (5) years. In no event, however, shall any Option be exercisable more than the lesser of ten (10) years from the date it was granted or the original term of the Option. (b) Exceptions for Terminations Due to Death or Disability. If a Participant’s Service is terminated as a result of the Participant’s death or Disability and the Participant has not fully exercised his or her Options, the Participant or the executors, administrators, legatees or distributees of the Participant’s estate shall have the right, during the twelve-month period (or such other period as may be specified in the applicable Award Agreement) following the earlier of the Participant’s death or Disability, to exercise such Options to the extent vested on the date of such death or Disability. In no event, however, shall any Option be exercisable after the expiration of its term. 8.05 Nonassignability. Options shall not be transferable by a Participant except by will or the laws of descent or distribution, and during a Participant’s lifetime shall be exercisable only by such Participant. 8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Award Agreement provided for in Section 8.01 above. 8.07 Payment for Shares. Payment in full of the purchase price for Shares purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All Shares sold under the Plan shall be fully paid and nonassessable. Payment for Shares upon exercise of an Option may be made by the Participant in cash or, at the discretion of Approved January 22, 2020 Page 8 the Committee, by delivering Shares or other property equal in Fair Market Value to the purchase price of the Shares to be acquired pursuant to the Option, by withholding some of the Shares which are being purchased upon exercise of an Option, by any combination of the foregoing, or by any other form of payment acceptable to the Committee. 8.08 Voting and Dividend Rights. No Participant shall have any voting or dividend rights or other rights of a stockholder in respect of any Shares covered by an Option prior to the time that the Participant’s name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option. 8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01-8.08 above, to those contained in this Section 8.09. (a) Limitation of Ten Percent Stockholders. The price at which Shares may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted is a Ten-Percent Stockholder shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.03 or the expiration of five (5) years from the date such Incentive Stock Option is granted. (b) Notice of Disposition. A Participant shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any Shares acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. ARTICLE IX RESTRICTED SHARES 9.01 Restricted Shares. (a) Terms and Conditions. Grants of Restricted Shares shall be subject to the terms and conditions set forth in this Section 9.01 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement, including terms that condition the vesting of Restricted Shares on the achievement of one or more Performance Goals. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, Approved January 22, 2020 Page 9 shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend: “The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Washington Federal, Inc. 2020 Incentive Plan and an Award Agreement entered into between the registered owner hereof and Washington Federal, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Washington Federal, Inc., 425 Pike Street, Seattle, Washington 98101. Washington Federal, Inc. will furnish to the recordholder of the certificate without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Washington Federal, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied.” Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Corporation until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied. (b) Restricted Share Grants. A grant of Restricted Shares is an Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (1) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (2) the requirement that the Participant deposit such shares with the Corporation while such shares are subject to such restrictions, and (3) the requirement that such shares be forfeited upon termination of Service for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated Performance Goals). Each Award of Restricted Shares under the Plan shall be evidenced by an Award Agreement in a form specified by the Committee and setting forth the restrictions, terms, and conditions of the Award. (c) Restriction Period. In accordance with Sections 9.01(a) and 9.01(b) of the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the “Restriction Period”). During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof; as the case may be, as provided in Section 9.01(d) of the Plan. (d) Payment of Restricted Share Grants. After the satisfaction and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 9.01(a) of the Plan, Approved January 22, 2020 Page 10

for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant. (e) Shareholder Rights. A Participant shall have, with respect to the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except such rights as are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued. (f) Accelerated Vesting for Change in Control. Unless otherwise provided in the applicable Award Agreement, all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of a Change in Control. ARTICLE X OTHER AWARDS 10.01 Performance Awards. Each Performance Award granted under the Plan shall be evidenced by an Award Agreement that (a) provides for the payment of cash or issuance of Shares to a Participant contingent upon the attainment of one or more specified Performance Goals over such period as the Committee may specify, and (b) contains such other terms and conditions as the Committee may specify. If the terms of a Performance Award provide for payment in the form of Shares, for purposes of Section 6.02, the Performance Award shall be deemed to cover a number of Shares equal to the maximum number of Shares that may be issued upon payment of the Award. The maximum cash amount payable to any Employee pursuant to all Performance Awards granted to an Employee during a calendar year shall not exceed $2,000,000. 10.02 Other Stock-Based Awards. The Committee may in its discretion grant stock- based awards (including awards based on dividends) of a type other than those otherwise provided for in the Plan, including the offer for sale or issuance of unrestricted Shares. Other Stock-Based Awards shall cover such number of Shares and have such terms and conditions as the Committee shall determine, including terms that condition the payment or vesting the Other Stock-Based Award upon the achievement of one or more Performance Goals. 10.03 Dividends and Dividend Equivalents. The terms of an Award, other than an Option, may provide a Participant with the right, subject to such terms and conditions as the Committee may specify, to receive dividend payments or dividend equivalent payments with respect to Shares covered by such Award, which payments (a) may be either made currently or credited to an account established for the Participant, (b) may be made contingent upon the achievement of one or more Performance Goals, and (c) may be settled in cash or Shares, as determined by the Committee; provided, however, that in no event shall any dividends or dividend equivalents be paid out with respect to any unvested performance Awards. Approved January 22, 2020 Page 11

ARTICLE XI CHANGES IN CAPITALIZATION AND OTHER MATTERS 11.01 No Corporate Action Restriction. The existence of the Plan, any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Corporation to make or authorize (a) any adjustment, recapitalization, reorganization or other changes in the Corporation’s or any Affiliate’s capital structure or its business, (b) any merger, consolidation or change in the ownership of the Corporation or any Affiliate, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Corporation’s or any Affiliate’s capital stock or the rights thereof, (d) any dissolution or liquidation of the Corporation or any Affiliate, (e) any sale or transfer of all or any part of the Corporation’s or any Affiliate’s assets or business, or (f) any other corporate act or proceeding by the Corporation or any Affiliate. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Corporation or any Affiliate, or any Employees, officers, shareholders or agents of the Corporation or any Affiliate, as a result of any such action. 11.02 Recapitalization Adjustments. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, Change in Control or exchange of Common Stock or other securities of the Corporation, or other corporate transaction or event affects the Common Stock such that an adjustment is determined by the Board to be necessary in order to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the Plan, the Board shall make an equitable adjustment to any or all of (i) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) with respect to which Awards may be granted, (ii) the number of Shares or other securities of the Corporation (or number and kind of other securities or property) subject to outstanding Awards, and (iii) the exercise price with respect to any Stock Option, or make provision for an immediate cash payment to the holder of an outstanding Award in consideration for the cancellation of such Award. 11.03 Mergers. If the Corporation enters into or is involved in any merger, reorganization, Change in Control or other business combination with any person or entity (a “Merger Event”), the Board may, prior to such Merger Event and effective upon such Merger Event, take such action as it deems appropriate, including, but not limited to, replacing an Award with a substitute award in respect of the shares, other securities or other property of the surviving corporation or any affiliate of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any Award as of the date of the consummation of the Merger Event. Upon receipt by an affected Participant of any such substitute award (or payment) as a result of any such Merger Event, such Participant’s affected Awards for which such substitute awards were received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant. Notwithstanding anything to the contrary in the Plan, if any Merger Event or Change in Control occurs, the Corporation shall have the right, but not the obligation, to cancel all or a portion of each Participant’s Awards and to pay to each affected Participant in connection Approved January 22, 2020 Page 12 with the cancellation of each such Award, an amount equal to the fair value of the Award. The fair value of an Option shall be deemed to be the excess, if any, of the Fair Market Value of the Shares covered by the Option over the aggregate exercise price of the Option (it being understood that, in such event, if an Option has a per share exercise price that is equal to, or in excess of, the Fair Market Value of a Share, the Option will be cancelled and terminated without payment or consideration therefor). 11.04 Fractional Shares. No fractional shares or securities shall be issued pursuant to any adjustment made pursuant to this Article XI, and any fractional shares or securities resulting from any such adjustment shall be eliminated by rounding downward to the nearest whole share or security. All determinations required to be made under this Article XI shall be made by the Committee in its discretion and shall be final and binding. 11.05 Code Section 409A. Unless an Award approved by the Committee provides otherwise, each Award granted under this Plan is intended to meet the requirements for exclusion from coverage under Code Section 409A. If the Committee provides than an Award shall be subject to Code Section 409A, then, notwithstanding the other provisions of this Article XI, the Committee may provide in the Award Agreement for such changes as the Committee may deem necessary in order for such Award to comply with Code Section 409A. ARTICLE XII AMENDMENT AND TERMINATION OF THE PLAN The Board may, by resolution, at any time terminate, amend or revise the Plan with respect to any Shares as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Subject to the terms and conditions of the Plan, the Committee may modify the terms of any outstanding Awards; provided, however, that (a) no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant’s rights or obligations under such Award, and (b) subject to Article XI, in no event may an Option be (i) modified to reduce the exercise price of the Option or (ii) cancelled or surrendered in consideration for cash, other Awards, or the grant of a new Option with a lower exercise price. ARTICLE XIII SERVICE Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall give any Eligible Person any right to be retained in the Service of the Corporation or any Affiliate. Approved January 22, 2020 Page 13

ARTICLE XIV WITHHOLDING The Corporation shall have the right to deduct from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. Shares of Common Stock may be used to satisfy any such tax withholding. Such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. In addition, the Corporation shall have the right to require payment from a Participant to cover any applicable withholding or other employment taxes due upon any payment or settlement under the Plan. ARTICLE XV EFFECTIVE DATE OF THE PLAN; TERM 15.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder on or after the Effective Date and prior to the termination of the Plan. 15.02 Term of Plan. Unless sooner terminated, the Plan shall remain in effect for a period of five (5) years ending on the fifth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited. ARTICLE XVI MISCELLANEOUS 16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the State of Washington. 16.02 Pronouns. Whenever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural. 16.03 Certificates. Notwithstanding anything to the contrary herein, to the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or automated dealer quotation system on which the Shares are traded. Approved January 22, 2020 Page 14

FORM OF RESTRICTED STOCK GRANT AGREEMENT WASHINGTON FEDERAL, INC. (2020 Incentive Plan) THIS AGREEMENT is made this ___________ (hereinafter referred to as the “Date of Grant”) by and between Washington Federal, Inc. (the “Company”) and __________________, an employee of the Company (the “Employee”). WHEREAS, the employee is currently the –__________________________ of the Company; and WHEREAS, the Company desires to grant the Employee _________ shares of restricted common stock, as described herein, pursuant to the Washington Federal, Inc. 2020 Incentive Plan (the “Plan”) Capitalized terms not otherwise defined herein shall have the meaning set forth in the Plan. NOW, THEREFORE, in consideration of the mutual covenant hereinafter set forth and for other good and valuable consideration, the Company and the Employee agree as follows: 1. Restricted Stock Grant. The Company hereby grants to Employee an award consisting of a total of [____]shares of common stock, $1.00 par value per share, of the Company, upon the terms and conditions contained in this Agreement and the Plan (“Restricted Stock Award”). 2. Restriction Period. The maximum restriction period applicable to the Restricted Stock Award granted hereunder is ten (10) years, except as otherwise provided herein. [Time based vesting: 20% of the shares of Restricted Stock vest on each anniversary of the Grant Date (to be modified if different vesting schedule applies)] [Performance based vesting: Performance Conditions to be set by the Compensation Committee. Performance conditions may be based on one or more business criteria that apply to Employee or Company and may include, by way of example and without limitation, earnings per share, total shareholder return, return on equity, net income, net revenue, net loans, share price performance, asset performance, expense level improvement, or implementing or completion of critical projects.] If the service of the Employee is terminated prior to the date any Restricted Stock Award is vested for any reason (except as specifically provided in Sections 3 and 4 below), the Employee shall forfeit the right to any shares of the Restricted Stock Award that have not theretofore been earned and vested. Any stock dividends paid in respect of unvested Restricted Stock Award shall be treated as additional Restricted Stock and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Stock in respect of which such stock dividends are issued. 3. Death and Disability. Notwithstanding Section 2 above, all shares of the Restricted Stock Award shall be deemed to be vested and unrestricted and shall be distributed to the Employee or his heirs, as applicable, in the event that the service of the Employee terminates due to death or “Disability,” as defined in the Plan, as of the Employee’s last day of service with the Company. 4. Change in Control. Notwithstanding Section 2 above, all shares of the Restricted Stock Award shall be deemed to be vested and unrestricted and shall be distributed to the Employee in the event of a “Change in Control” of the Company, as defined in the Plan, as of the effective date of such Change in Control. 5. Delivery of Stock. Whenever shares of the Restricted Stock Award are released from restriction, the Company shall, subject to the implementation of an arrangement between the Company and the Employee to effect all necessary tax withholdings, deliver a certificate to the Employee or issue to the Employee in uncertificated or book entry form for such unrestricted shares, reflecting any applicable restrictions under federal securities laws. The Company shall follow all requisite procedures to deliver such shares to the Employee; provided, however, that such delivery may be postponed to enable the Company to comply with any applicable procedures, regulation or listing requirements of any governmental agency, stock exchange or regulatory agency. 6. Shareholders Rights. Employee will not be paid cash dividends on unvested shares of the Restricted Stock Award until such shares have vested as set forth herein. Employee shall have the same voting rights with respect to unvested Restricted Shares as holders of Common Stock. 7. Employment at Will. THE EMPLOYEE ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE PLAN, AND THE TRANSACTIONS CONTEMPLATED HEREUNDER DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE WITH THE COMPANY FOR ANY PERIOD AT ALL, AND SHALL NOT INTERFERE WITH THE EMPLOYEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE EMPLOYEE’S RELATIONSHIP WITH THE COMPANY AT ANY TIME, WITH OR WITHOUT CAUSE OR NOTICE. By your signature and the Company’s signature below, you and the Company agree that these restricted shares are granted under and governed by the terms and conditions of the Plan, as amended and this Agreement, all of which are attached and made a part of this document. WASHINGTON FEDERAL, INC. EMPLOYEE _____________________________ __________________________ Brent Beardall President & Chief Executive Officer